ARCHER INVESTMENT SERIES TRUST

ARCHER STOCK FUND – Ticker Symbol - ARSKX

PROSPECTUS

December 28, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

ARCHER STOCK FUND

Investment Objective

The investment objective of the Archer Stock Fund (the “Fund”) is capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fee (on shares redeemed within 90 days of purchase)

1.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee

0.75%

Distribution and/or Service (12 b-1) Fees 1

                           None

Other Expenses

2.03%

Total Annual Fund Operating Expenses

2.78%

 Fee Waiver and/or expense reimbursement 2

(1.33) %

Total Annual Fund Operating Expenses after

Fee Waiver and/or Expense Reimbursement.

1.45%

1 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through December 31, 2016.

2 The Advisor  contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.45% of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2016.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.45% expense limitation. The Management Services Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management

Example:

This Example is intended to help you compare the cost of investing in the Archer Stock Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$ 148	$ 459

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 399.91% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest in a portfolio of common stocks and equity securities which include preferred stock and depository receipts of companies of all sizes. The Adviser employs security selection based on research and analysis of the company’s historical data.  In selecting securities to purchase, the Adviser evaluates factors that include, but are not limited to: market capitalization, valuation metrics, and earnings and price momentum over time.  Portfolio securities may be sold generally upon periodic rebalancing of the Fund’s portfolio. The Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria.

 The Fund will invest up to 30% of its total assets in the securities of foreign issuers, including those in emerging markets, and will invest up to 10% of its total assets in real estate investment trusts (“REITS”) or foreign real estate companies.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund.   The Fund’s performance could be hurt by:

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid-Cap Risk. Direct investments in individual small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be more dependent upon a relatively small management group.

Foreign Securities Risk. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Real Estate Risks. The value of Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses

Active Trading Risk. Active trading could raise transaction costs (thus lowering return). In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Equity Risk. Equity securities generally have greater price volatility than fixed income securities.

Management Risk. The advisor’s investment strategy may fail to produce the intended results. The Adviser’s management practices and investment strategies might not work to meet the Fund’s investment objective.

Past Performance

Performance information for the Archer Stock Fund is not available at this time because the Fund does not have annual returns for a full calendar year as of the date of this Prospectus.  In the future the Fund will include a bar chart and table which will include such information that will provide some indication of the risks of investing in the Fund by showing the variability of performance and by comparing the Fund's performance to a broad measure of market performance.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional		Primary Title with Investment
Fund Title (if applicable)	Experience with this Fund	Adviser

Troy C. Patton, CPA/ABV

Since March 2011               President

Steven Demas

Since March 2011               Vice President

John Rosebrough, CFA

Since March 2011                Senior Vice President

              For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please to Purchase and Sales of Fund Shares, Taxes and Financial Intermediary Compensation” found on Page 17 of this Prospectus.